UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 10, 2024 (May 7, 2024)

CLARIVATE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation or organization)

001-38911

(Commission File Number)

N/A

(I.R.S. Employer Identification No.)

70 St. Mary Axe

London EC3A 8BE
United Kingdom

(Address of Principal Executive Offices)

(44) 207-433-4000

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	CLVT	New York Stock Exchange
5.25% Series A Mandatory Convertible Preferred Shares, no par value	CLVT PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 7, 2024, Clarivate Plc (“Clarivate” or the “Company”) held its 2024 Annual General Meeting of Shareholders.

At that meeting, the shareholders considered and acted upon three proposals pursuant to the Notice of Annual General Meeting of Shareholders and as described in more detail in the Company’s definitive proxy statement dated March 25, 2024 (the "Proxy Statement").

Of 668,143,386 ordinary shares outstanding and entitled to vote as of March 8, 2024 (the “Record Date”), the holders of 605,939,435 ordinary shares were present at the meeting either in person or by proxy, constituting quorum.

All proposals on the agenda were approved by the shareholders.

Below are the final voting results. In tabulating the voting results, only FOR or AGAINST votes are counted. Broker non-votes and abstentions are counted only for purposes of determining whether a quorum is present.

Proposal 1: Election of Directors

Shareholders elected the individuals named below to serve as directors of the Company, with their terms expiring at the Company’s 2025 Annual General Meeting or until their successor is duly elected and qualified. Election of each director required approval by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

Nominee	For	Against	Abstain	Broker Non-Votes
Andrew Snyder	567,369,521	20,239,925	34,441	18,295,548
Jonathan Gear	585,640,184	1,970,430	33,273	18,295,548
Valeria Alberola	552,696,253	34,882,276	65,358	18,295,548
Michael Angelakis	582,368,014	5,223,664	52,209	18,295,548
Jane Okun Bomba	584,555,950	3,047,888	40,049	18,295,548
Usama N. Cortas	583,025,081	4,569,295	49,511	18,295,548
Suzanne Heywood	576,841,845	10,754,939	47,103	18,295,548
Adam T. Levyn	585,606,183	1,995,319	42,385	18,295,548
Anthony Munk	552,721,820	34,862,190	59,877	18,295,548
Wendell Pritchett	542,104,109	45,069,213	470,565	18,295,548
Richard W. Roedel	546,176,223	41,407,129	60,535	18,295,548
Saurabh Saha	585,950,645	1,631,252	61,990	18,295,548

Proposal 2: Advisory Approval of Executive Compensation

Shareholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. Approval required a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	Against	Abstain	Broker Non-Votes
582,480,148	4,825,077	338,662	18,295,548

Proposal 3: Ratification of Appointment of Independent Registered Public Accountants

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year 2024, on a non-binding and advisory basis. Ratification required a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.

For	Against	Abstain	Broker Non-Votes
603,750,294	2,138,490	50,651	-

Item 8.01.	Other Events

Date of 2025 Annual General Meeting of Shareholders

Clarivate’s 2025 Annual General Meeting of Shareholders will be held on May 7, 2025. Further details will be provided in the proxy statement for the meeting.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

No.	Description
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLARIVATE PLC

Date: May 10, 2024	By:	/s/ Melanie D. Margolin
	Name:	Melanie D. Margolin
	Title:	Chief Legal Officer